MUNIYIELD
FUND, INC.





FUND LOGO





Semi-Annual Report

April 30, 1998



Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYD



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MuniYield Fund, Inc.


DEAR SHAREHOLDER

For the six months ended April 30, 1998, the Common Stock of MuniYield Fund, Inc. earned $0.602 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 7.65%, based on a month-end per share net asset value of $15.87. Over the same period, the total investment return on the Fund's Common Stock was +3.31%, based on a change in per share net asset value from $16.09 to $15.87, and assuming reinvestment of $0.605 per share income dividends and $0.143 per share capital gains distributions.

For the six-month period ended April 30, 1998, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 4.43%; Series B, 4.49%; Series C, 4.02%; Series D, 3.99%; and Series E, 4.16%.


The Municipal Market Environment
During the six months ended April 30, 1998, bond yields generally moved lower, and by mid-January 1998 had declined to recent historic lows. Long-term US Treasury bond yields declined 20 basis points (0.20%) during the same period and stood at 5.95% by April 30, 1998. Similarly, long-term uninsured tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 35 basis points to 5.25%, a level not seen since the mid-1970s. While low inflation has supported lower interest rates, much of the decline in bond yields in late 1997 and early 1998 was driven more by the turmoil in Asian financial markets than by domestic economic fundamentals. Weak economic conditions in Asia were expected to negatively impact US growth through reduced export demand. Additionally, inflation in the United States was also expected to decline in response to lower prices on goods imported from Asian manufacturers.

However, in recent months, many investors have become increasingly concerned that most of the downturn in Asia, especially in Japan, has already occurred and any future deterioration will not be severe enough to constrain US economic growth and inflationary pressures. These concerns served to push interest rates higher in the latter part of the period, causing fixed-income yields to retrace much of their earlier gains.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. Over the last six months, more than $135 billion in new tax-exempt bonds were underwritten, an increase of over 40% compared to the same period a year ago. During the last three months, municipalities issued over $72 billion in new securities, an increase of more than 60% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $100 billion in investment-grade corporate bonds have been underwritten, an increase of more than 60% relative to the comparable period a year ago. This sizeable corporate bond issuance has tended to support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Municipal bond investors received approximately $30 billion earlier this year in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped offset the increase in supply seen thus far this year. Furthermore, looking ahead, June and July have also tended to be periods of strong investor demand as seasonal factors are likely to generate strong income flows similar to those seen earlier this year.




MuniYield Fund, Inc.
April 30, 1998




It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filing have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year. In addition, the continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Barring a dramatic and unexpected resurgence of domestic inflation, we do not believe that the Federal Reserve Board will be willing to raise interest rates until the full impact of the Asian situation can be established.

All these factors suggest that over the near term, tax-exempt as well as taxable bond yields are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At April 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to comparable US Treasury securities (over 90%), and well in excess of their expected range of 85%--88%. Any further pressure upon the municipal market may well represent a very attractive investment opportunity.


Portfolio Strategy
Given the volatile market environment during the six months ended April 30, 1998, MuniYield Fund, Inc. benefited from our relatively conservative strategy, motivated primarily by our efforts to maintain a competitive dividend as well as to preserve the gains we achieved. Our strategy to keep the Fund fully invested provided a positive contribution to the overall performance of the Fund as interest rates broadly declined through the latter part of 1997. Since then, however, our conservative strategy has insulated the Fund from much of the volatility experienced during the first quarter of 1998. In addition, an ongoing contraction in credit spreads has enabled our position in high-yield securities to make significant contributions to the Fund's total return.

Looking ahead, we anticipate little change in our position, barring a further rise in long-term interest rates. In our opinion, such a scenario would provide an opportunity to further pursue our strategy to extend the portfolio's average call protection. Until recently, we have been reluctant to explore this approach given the extent of the bond market rally. With long-term municipal yields beginning to approach more reasonable levels on both an absolute and a relative basis, our positive long-term outlook for interest rates may well warrant a more aggressive pursuit of this strategy.

Leverage continues to benefit the Fund's Common Stock shareholders as the Fund's cost of borrowing, as reflected by short-term tax-exempt interest rates, remains well below the yields available on long-term municipal bonds. The proceeds of borrowing can be invested in these long-term bonds, thereby providing an incremental yield advantage over an unleveraged tax-exempt investment. While leverage creates opportunities for yield enhancement, it also produces a higher degree of volatility. For this reason, we have sought to maintain a relatively low duration as a means to limit this inherent volatility until such time as the interest rate outlook comes into full view. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.)

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager



June 8, 1998




MuniYield Fund, Inc.
April 30, 1998




THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.




MuniYield Fund, Inc.
April 30, 1998




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDB            Industrial Development Board
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RITR           Residual Interest Trust Receipts
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
Alabama--1.1%   BBB       Baa1    $ 8,750   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                            International Corporation), Series A, 7.20% due 12/01/2013          $  9,637

Alaska--2.3%                                Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                NR*       NR*      10,050     (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024            10,604
                AA        Aa2       8,000     (British Petroleum Pipeline), Series B, 7% due 12/01/2025            8,771

Arizona--4.2%                               Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding:
                BB+       Ba1       5,275     (Public Service Co.), Series A, 5.75% due 11/01/2022                 5,363
                BB+       Ba1       9,000     (Public Service Company of New Mexico Project), Series A,
                                              6.30% due 12/01/2026                                                 9,609
                NR*       B1        5,300   Phoenix, Arizona, IDA, Airport Facilities Revenue Refunding
                                            Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023           5,322
                B         B2       15,000   Pima County, Arizona, IDA, Industrial Revenue Bonds (Tucson
                                            Electric Power Co. Project), Series B, 6% due 9/01/2029               15,331

California                                  California Foothill/Eastern Transportation Corridor Agency,
--4.6%                                      Toll Road Revenue Bonds, Senior Lien, Series A**:
                AAA       Aaa      10,000     5.75% due 1/01/2018 (i)                                              3,479
                AAA       Aaa      10,000     5.791% due 1/01/2020 (i)                                             3,106
                BBB-      Baa      34,165     6.33% due 1/01/2020                                                 10,023
                AAA       Aaa      10,000     5.788% due 1/01/2021 (i)                                             2,942
                BBB-      Baa      20,245     6.24% due 1/01/2021                                                  5,625
                AAA       Aaa      10,000     5.783% due 1/01/2022 (i)                                             2,785
                BBB-      Baa      15,000     6.25% due 1/01/2022                                                  3,939
                A1+       NR*         900   California Pollution Control Financing Authority, PCR,
                                            Refunding (Pacific Gas and Electric Co.), VRDN, AMT, Series C,
                                             4.20% due 11/01/2026 (a)                                                900
                AAA       NR*       5,000   Orange County, California, Community Facilities District,
                                            Special Tax No. 88-1 (Aliso Viejo Project), Series A, 7.35%
                                            due 8/15/2002 (b)                                                      5,679

Colorado--5.1%                              Denver, Colorado, City and County Airport Revenue Bonds:
                BBB       Aaa         700     AMT, Series D, 7.75% due 11/15/2001 (b)                                790
                BBB       Baa1      8,000     AMT, Series D, 7.75% due 11/15/2013                                  9,912
                BBB       Baa1      2,610     AMT, Series D, 7.75% due 11/15/2021                                  2,896
                AAA       NR*       4,900     Series A, 7.25% due 11/15/2002 (b)                                   5,546
                AAA       Baa1     14,350     Series A, 7.25% due 11/15/2002 (b)                                  16,267



MuniYield Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
Colorado        NR*       NR*     $ 5,000   Denver, Colorado, Urban Renewal Authority, Tax Increment
(concluded)                                 Revenue Bonds (Downtown Denver), AMT, Series A, 7.75%
                                            due 9/01/2016                                                       $  5,529
                                            Mountain Village, Colorado, Metropolitan District, Refunding
                                            (San Miguel County), UT:
                NR*       NR*         240     7.95% due 12/01/2002 (b)                                               276
                NR*       NR*       1,410     7.95% due 12/01/2003                                                 1,575

Connecticut     A+        NR*      15,000   Connecticut State Development Authority, Water Facilities
--2.2%                                      Revenue Bonds (Bridgeport Hydraulic Co. Project), AMT, 6%
                                            due 9/01/2036                                                         15,705
                NR*       B1        2,550   New Haven, Connecticut, Facilities Revenue Bonds (Hill Health
                                            Corporation Project), 9.25% due 5/01/2017                              2,834

District of     A+        A3        4,940   District of Columbia, Revenue Bonds (Howard University),
Columbia--0.6%                              Series B, 6.75% due 10/01/2002 (b)                                     5,478

Florida--1.8%   NR*       NR*       4,600   Grand Haven, Florida, Community Development District, Special
                                            Assessment, Series A, 6.30% due 5/01/2002                              4,705
                AAA       Aaa      10,000   Hillsborough County, Florida, School Board, COP, RITR,
                                            Series 31, 6.27% due 7/01/2021 (e)(k)                                 10,125

Georgia--0.8%   NR*       Aaa       5,535   Atlanta, Georgia, Urban Residential Finance Authority,
                                            College Facilities Revenue Bonds (Morris Brown College
                                            Project), 9.50% due 12/01/2001 (b)                                     6,607

Idaho--0.5%     AA        NR*       3,710   Idaho Housing Agency, S/F Mortgage, AMT, Senior Series C-2,
                                            7.15% due 7/01/2023                                                    3,927

Illinois--3.1%  NR*       Aaa       4,715   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                            7.625% due 9/01/2027 (f)(g)                                            5,356
                BBB       Baa1      2,750   Illinois Development Finance Authority, PCR, Refunding
                                            (Illinois Power Company Project), Series A, 7.375% due 7/01/2021       3,166
                NR*       NR*       2,500   Illinois Educational Facilities Authority Revenue Bonds
                                            (Chicago Osteopathic Health Systems), 7.25% due 11/15/2019 (b)         3,072
                                            Illinois Health Facilities Authority Revenue Bonds (b):
                A+        A2        1,500     (Edward Hospital Association Project), 7% due 2/15/2002              1,660
                NR*       NR*       2,625     Refunding (Saint Elizabeth's Hospital--Chicago), 7.75%
                                              due 7/01/2004                                                        3,107
                BBB-      NR*       8,000   Metropolitan Pier and Exposition Authority, Illinois,
                                            Hospitality Facilities Revenue Bonds (McCormick Place
                                            Convention), 7% due 7/01/2026                                          9,848

Indiana--1.4%   NR*       A2        1,150   Indiana Health Facilities Financing Authority, Revenue
                                            Refunding Bonds (Saint Anthony Medical Center), Series A,
                                            7% due 10/01/2017                                                      1,248
                BBB-      Baa3      3,930   Indiana State Development Finance Authority, Environmental
                                            Revenue Refunding and Improvement Bonds (USX Corporation
                                            Project), 6.25% due 7/15/2030                                          4,179
                AA        NR*       6,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Refunding, Series D, 6.75% due 2/01/2020                               6,611
                A1+       Aaa         100   Rockport, Indiana, PCR, Refunding (AEP Generating Co. Project),
                                            VRDN, Series A, 4.15% due 7/01/2025 (a)(c)                               100

Kansas--1.1%    AAA       Aaa       8,300   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                            Company Project), 7% due 6/01/2031 (e)                                 8,998

Kentucky--0.6%  BBB-      Baa3        500   Kenton County, Kentucky, Airport Board, Special Facilities
                                            Airport Revenue Bonds (Delta Airlines Project), AMT, Series A,
                                            6.125% due 2/01/2022                                                     510
                NR*       NR*       4,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                            (TJ International Project), AMT, 7% due 6/01/2024                      4,407



MuniYield Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
Louisiana       NR*       A3      $35,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
--7.5%                                      Facilities Revenue Refunding Bonds (Trunkline Long Company
                                            Project), 7.75% due 8/15/2022                                       $ 40,147
                A1+       VMIG1++   1,500   Louisiana State Offshore Terminal Authority, Deepwater Port
                                            Revenue Refunding Bonds (Loop Inc.--First Stage), VRDN,
                                            Series A, 4.10% due 9/01/2008 (a)                                      1,500
                BB        NR*      20,000   Port New Orleans, Louisiana, IDR, Refunding (Continental
                                            Grain Company Project), 6.50% due 1/01/2017                           21,497

Maryland--1.5%  NR*       NR*       7,050   Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                            AMT, 7.40% due 9/01/2019                                               7,773
                NR*       Aaa       4,500   Prince Georges County, Maryland, Hospital Revenue Bonds
                                            (Dimensions Health Corporation Issue), 7.25% due 7/01/2002 (b)         5,062

Massachusetts   AAA       Aaa       5,000   Massachusetts State, HFA, Residential Development Bonds,
--1.4%                                      Series C, 6.90% due 11/15/2021 (f)                                     5,431
                A+        Aa        5,970   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                            Series 38, 7.20% due 12/01/2026                                        6,469

Michigan--0.7%                              Detroit, Michigan, GO, UT, Series A (b):
                BBB+      Aaa       2,500     6.70% due 4/01/2005                                                  2,828
                BBB+      Aaa       1,500     6.80% due 4/01/2005                                                  1,715
                A1+       VMIG1++   1,800   Royal Oak, Michigan, Hospital Finance Authority Revenue
                                            Bonds (William Beaumont Hospital), VRDN, Series L, 4.15%
                                            due 1/01/2027 (a)                                                      1,800

Minnesota--2.4% AA        Aa2      10,000   Minnesota State, HFA, Housing Development, Series A, 6.95%
                                            due 2/01/2014                                                         10,587
                AA        Aa2       3,410   Minnesota State, HFA, S/F Mortgage, AMT, Series A, 7.05%
                                            due 7/01/2022                                                          3,569
                BBB       Baa1      5,700   Sartell, Minnesota, PCR, Refunding (Champion International
                                            Corporation), 6.95% due 10/01/2012                                     6,173

Mississippi     NR*       P1        1,000   Jackson County, Mississippi, PCR, Refunding (Chevron USA,
--3.2%                                      Inc. Project), VRDN, 4.05% due 6/01/2023 (a)                           1,000
                A         A2       17,750   Lowndes County, Mississippi, Solid Waste Disposal and PCR,
                                            Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                            due 4/01/2022                                                         21,231
                BBB-      NR*       5,000   Mississippi Business Financial Corporation, Mississippi, Solid
                                            Waste Disposal Revenue Refunding Bonds (Mississippi
                                            Phosphates Corporation Project), AMT, 5.80% due 3/01/2022              4,955

Missouri--0.8%  AAA       NR*       5,965   Missouri State Housing Development Commission, S/F
                                            Mortgage Revenue Bonds, AMT, Series B, 7.55% due
                                            9/01/2027 (f)(g)                                                       6,779

Montana--0.3%   BBB       Baa2      2,720   Lewis & Clark County, Montana, Environmental Revenue
                                            Refunding Bonds (Asarco Inc. Project), 5.60% due 1/01/2027             2,721

New Jersey      BB-       Ba2       6,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
--1.9%                                      Airlines Inc. Project), AMT, 5.50% due 4/01/2028                       5,897
                AAA       NR*       9,500   New Jersey State Housing and Mortgage Finance Agency, M/F
                                            Housing Revenue Refunding Bonds (Presidential Plaza), 7%
                                            due 5/01/2030 (d)                                                     10,276

New Mexico                                  Farmington, New Mexico, PCR, Refunding (Public Service Co.):
--2.8%          BB+       Ba1      13,500     Series A, 5.80% due 4/01/2022                                       13,744
                BB+       Ba1      10,000     Series B, 5.80% due 4/01/2022                                       10,181



MuniYield Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
New York        AAA       Aaa     $ 5,595   Metropolitan Transportation Authority, New York, Commuter
--14.6%                                     Facilities Revenue Bonds, RITR, Series 9, 7.72% due
                                            7/01/2026 (k)                                                       $  6,469
                                            New York City, New York, GO, UT:
                AAA       Aaa       1,930     Series A, 7.75% due 8/15/2001 (b)                                    2,162
                BBB+      Aaa       5,605     Series A, 7.75% due 8/15/2001 (b)                                    6,279
                BBB+      Aaa       3,970     Series B, 7% due 6/01/2001 (b)                                       4,338
                BBB+      A3        1,555     Series B, 7.75% due 2/01/2002 (b)                                    1,755
                BBB+      A3          420     Series B, 7% due 6/01/2016                                             452
                BBB+      A3       15,000     Series B, Fiscal 92, 7.75% due 2/01/2010                            16,717
                BBB+      Aaa       6,400     Series B, Sub-Series B-1, 7% due 8/15/2004 (b)                       7,343
                BBB+      Aaa       4,615     Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                    5,237
                BBB+      A3          385     Series C, Sub-Series C-1, 7.50% due 8/01/2021                          428
                A         A         5,500   New York City, New York, IDA, Special Facilities Revenue
                                            Bonds, RITR, AMT, Series RI-5, 7.395% due 1/01/2024 (k)                6,078
                A1+       VMIG1++   7,100   New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, VRDN, Series G, 4.05%
                                            due 6/15/2024 (a)(h)                                                   7,100
                AA        NR*       3,000   New York State Dormitory Authority Revenue Bonds (Hebrew
                                            Home for the Aged--Riverdale), 6.125% due 2/01/2037 (d)                3,173
                                            New York State Environmental Facilities Corporation, PCR:
                A-        Aa       17,525     RITR, Series RI-1, 7.095% due 6/15/2014 (k)                         19,891
                AA+       NR*      22,700     (State Water Revolving Fund), Series E, 6.875% due
                                              6/15/2001 (b)                                                       24,826
                AA+       Aaa       1,700     (State Water Revolving Fund), Series E, 6.875% due
                                              6/15/2010                                                            1,849
                AA-       A1        8,000   Port Authority of New York and New Jersey, Consolidated
                                            Revenue Bonds, 93rd Series, 6.125% due 6/01/2094                       9,012

North Carolina                              North Carolina HFA, S/F Revenue Bonds:
--2.4%          AA        Aa        4,875     AMT, Series T, 7.05% due 9/01/2020                                   5,179
                AA        Aa       13,700     Refunding, Series S, 6.95% due 3/01/2017                            14,678

North           A+        Aa2       3,680   North Dakota State, HFA, S/F Mortgage Revenue Bonds, Series A,
Dakota--0.5%                                7% due 7/01/2023                                                       3,910

Ohio--3.9%      BB-       Ba2      11,400   Cleveland, Ohio, Airport Special Revenue Bonds (Continental
                                            Airlines Inc. Project), AMT, 5.375% due 9/15/2027                     10,835
                BBB       Ba1      12,500   Ohio State, Solid Waste Disposal Revenue Bonds (USG
                                            Corporation Project ), AMT, 5.65% due 3/01/2033                       12,349
                NR*       NR*      10,000   Ohio State, Water Development Authority, Solid Waste Disposal
                                            Revenue Bonds (Bay Shore Power Project), AMT, Series A,
                                            5.875% due 9/01/2020                                                  10,018

Oklahoma--1.1%  AAA       Baa       3,250   Holdenville, Oklahoma, Industrial Authority, Correctional
                                            Facility Revenue Bonds, 6.70% due 7/01/2006 (b)(j)                     3,769
                BBB-      Baa2      5,050   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                            Bonds (American Airlines Project), 6.25% due 6/01/2020                 5,338

Oregon--1.3%    NR*       Baa2     10,680   Oregon State Economic Development Revenue Refunding Bonds
                                            (Georgia Pacific Corporation Project), Series 183, 5.70%
                                            due 12/01/2025                                                        10,847

Pennsylvania    A         NR*       2,975   Berks County, Pennsylvania, Municipal Authority, College
--4.1%                                      Revenue Bonds (Alvernia College Project), 6% due 11/15/2018            3,142
                NR*       Baa3      1,855   McCandless, Pennsylvania, IDA, IDR, Refunding (Kroger Co.),
                                            7.375% due 10/15/2007                                                  2,094



MuniYield Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
Pennsylvania                                Pennsylvania Convention Center Authority, Revenue Refunding
(concluded)                                 Bonds, Series A:
                BBB       Baa     $ 9,675     6.70% due 9/01/2014                                               $ 10,699
                BBB       Baa       5,000     6.75% due 9/01/2019                                                  5,543
                AA+       Aa        5,250   Pennsylvania HFA, S/F Mortgage, AMT, Series 42, 6.85%
                                            due 4/01/2025                                                          5,667
                                            Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                            (Commercial Development):
                NR*       NR*       3,650     (Days Inn), Series B, 6.50% due 10/01/2027                           3,899
                NR*       NR*       3,000     (Doubletree), Series A, 6.50% due 10/01/2027                         3,204

South Carolina  A-        A1        2,500   Richland County, South Carolina, PCR, Refunding (Union Camp
--0.3%                                      Corporation Project), Series C, 6.55% due 11/01/2020                   2,700

South           BBB       Baa2      2,500   South Dakota State Health and Educational Facilities Authority,
Dakota--0.3%                                Revenue Refunding Bonds (Prairie Lakes Health Care), 7.25%
                                            due 4/01/2003 (b)                                                      2,837

Tennessee--0.4% NR*       NR*       3,000   Hardeman County, Tennessee, Correctional Facilities
                                            Corporation Revenue Bonds, 7.75% due 8/01/2017                         3,357

Texas--10.1%    NR*       Aaa       3,800   Ector County, Texas, Hospital District, Hospital Revenue Bonds
                                            (Medical Center Hospital), 7.30% due 4/15/2002 (b)                     4,264
                AA-       Aa3       5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid
                                            Waste Disposal Facility Revenue Bonds (du Pont (E.I.)
                                            de Nemours and Company Project), AMT, 6.40% due 4/01/2026              5,450
                BBB       Baa1      8,400   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                            (Champion International Corporation), AMT, 7.45% due 5/01/2026         9,237
                A1+       NR*      14,400   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Methodist Hospital), VRDN, 4.15%
                                            due 12/01/2025 (a)                                                    14,400
                                            Harris County, Texas, Industrial Development Corp., Airport
                                            Facilities Revenue Refunding Bonds (Continental Airlines
                                            Project), AMT:
                BB-       Ba2       1,730     5% due 7/01/2007                                                     1,692
                BB-       Ba2       8,305     5.375% due 7/01/2019                                                 8,057
                                            Houston, Texas, Airport System Revenue Bonds, Special
                                            Facilities, AMT:
                BB        Ba2       9,200     (Continental Airline Airport Improvement), Series C,
                                              6.125% due 7/15/2027                                                 9,583
                BB        Ba2      10,300     (Continental Airline Terminal Improvement), Series B,
                                              6.125% due 7/15/2017                                                10,729
                AAA       Aaa       4,050   Houston, Texas, Water and Sewer Systems Revenue Bonds,
                                            Junior Lien, Series A, 6.375% due 12/01/2022 (e)                       4,401
                BBB       Baa2      4,000   Nueces River Authority, Texas, Environmental Improvement
                                            Revenue Refunding Bonds (Asarco Inc. Project), 5.60%
                                            due 1/01/2027                                                          4,000
                BB        Ba2       3,500   Odessa, Texas, Junior College District, Revenue Refunding
                                            Bonds, Series A, 8.125% due 12/01/2018                                 4,030
                BBB-      Baa3      3,000   Port Corpus Christi, Texas, Industrial Development Corporation,
                                            Revenue Refunding Bonds (Valero), Series B, 5.40% due 4/01/2018        2,924
                A+        A2        5,000   Red River Authority, Texas, PCR (Hoechst Celanese Corporation
                                            Project), AMT, 6.875% due 4/01/2017                                    5,421
                AAA       NR*         820   Travis County, Texas, Housing Finance Corporation, Residential
                                            Mortgage Revenue Refunding Bonds, Series A, 7% due
                                            12/01/2011 (f)(g)                                                        872



MuniYield Fund, Inc.
April 30, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P     Moody's     Face                                                                         Value
State         Ratings   Ratings    Amount                         Issue                                        (Note 1a)
Utah--1.1%                                  Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                            Bonds, AMT, Series A:
                NR*       NR*     $ 3,900     (Laidlaw Environmental), 7.45% due 7/01/2017                      $  4,272
                BBB+      Baa2      3,300     (Laidlaw Inc.--ECDC Project), 7.50% due 2/01/2010                    3,799
                AAA       NR*       1,265   Utah State, HFA, S/F Mortgage, AMT, Senior Series E-2,
                                            7.15% due 7/01/2024                                                    1,331

Virginia--4.9%  NR*       Baa2      4,500   Bedford County, Virginia, IDA, IDR, Refunding (Nekoosa
                                            Packaging Corp. Project), AMT, 5.60% due 12/01/2025                    4,469
                                            Fairfax County, Virginia, Water Authority, Water Revenue
                                            Refunding Bonds:
                AAA       Aaa       9,370     6% due 4/01/2007 (b)                                                10,453
                AA        Aa2      15,235     6% due 4/01/2022                                                    16,451
                NR*       NR*       1,000   Pittsylvania County, Virginia, IDA, Revenue Bonds
                                            (Multi-trade), AMT, Series A, 7.55% due 1/01/2019                      1,100
                AA+       Aa1       8,125   Virginia State, HDA, Commonwealth Mortgage, Series A, 7.10%
                                            due 1/01/2025                                                          8,493

West            BBB+      Baa1      7,500   Mason County, West Virginia, PCR, Refunding (Appalachian
Virginia--1.4%                              Power Company Project), Series I, 6.85% due 6/01/2022                  8,191
                NR*       NR*       3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
                                            Bonds (TJ International Project), AMT, 7% due 7/15/2025                3,342

Wisconsin--0.3% NR*       A2        2,710   Wisconsin State Health and Educational Facilities Authority
                                            Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.60%
                                            due 8/15/2022                                                          2,892


Total Investments (Cost--$771,146)--98.6%                                                                        831,911

Other Assets Less Liabilities--1.4%                                                                               11,743
                                                                                                                --------
Net Assets--100.0%                                                                                              $843,654
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)Connie Lee Insured.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1998.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                19.2%
AA/Aa                                  18.6
A/A                                    14.8
BBB/Baa                                18.5
BB/Ba                                  13.2
B/B                                     2.8
NR (Not Rated)                          8.3
Other*                                  3.2

[FN]
*Temporary investments in short-term municipal securities.




MuniYield Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1998
Assets:             Investments, at value (identified cost--$771,145,538) (Note 1a)                         $831,910,587
                    Cash                                                                                         118,822
                    Receivables:
                      Interest                                                             $ 12,860,097
                      Securities sold                                                         5,452,792       18,312,889
                                                                                           ------------
                    Prepaid expenses and other assets                                                             20,558
                                                                                                            ------------
                    Total assets                                                                             850,362,856
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    5,406,292
                      Dividends to shareholders (Note 1e)                                       866,572
                      Investment adviser (Note 2)                                               350,654        6,623,518
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        85,045
                                                                                                            ------------
                    Total liabilities                                                                          6,708,563
                                                                                                            ------------

Net Assets:         Net assets                                                                              $843,654,293
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $250,000,000
                      Common Stock, par value $.10 per share (37,396,123 shares
                      issued and outstanding)                                              $  3,739,612
                    Paid-in capital in excess of par                                        524,363,240
                    Undistributed investment income--net                                      9,007,278
                    Accumulated realized capital losses on investments--net                  (3,711,115)
                    Accumulated distributions in excess of realized capital
                    gains--net (Note 1e)                                                       (509,771)
                    Unrealized appreciation on investments--net                              60,765,049
                                                                                           ------------
                    Total--Equivalent to $15.87 net asset value per share of
                    Common Stock (market price--$15.625)                                                     593,654,293
                                                                                                            ------------
                    Total capital                                                                           $843,654,293
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 24,889,609
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,088,762
                    Commission fees (Note 4)                                                    312,400
                    Transfer agent fees                                                          51,279
                    Professional fees                                                            43,184
                    Accounting services (Note 2)                                                 42,959
                    Custodian fees                                                               30,358
                    Directors' fees and expenses                                                 22,472
                    Listing fees                                                                 18,670
                    Printing and shareholder reports                                             15,332
                    Pricing fees                                                                 12,234
                    Other                                                                        20,208
                                                                                           ------------
                    Total expenses                                                                             2,657,858
                                                                                                            ------------
                    Investment income--net                                                                    22,231,751
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          7,931,224
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (5,249,831)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 24,913,144
--Net (Notes 1b,                                                                                            ============
1d & 3):

                    See Notes to Financial Statements.



MuniYield Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended     Year Ended
                                                                                            April 30,       October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $ 22,231,751     $ 45,865,643
                    Realized gain on investments--net                                         7,931,224        7,007,842
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (5,249,831)      17,329,366
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     24,913,144       70,202,851
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (18,076,745)     (37,067,233)
Shareholders          Preferred Stock                                                        (3,246,150)      (7,546,880)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                           (9,726,657)      (7,968,243)
                      Preferred Stock                                                        (1,915,682)      (1,923,648)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --         (403,449)
                      Preferred Stock                                                                --          (97,398)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (32,965,234)     (55,006,851)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               5,386,842               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                              5,386,842               --
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (2,665,248)      15,196,000
                    Beginning of period                                                     846,319,541      831,123,541
                                                                                           ------------     ------------
                    End of period*                                                         $843,654,293     $846,319,541
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  9,007,278     $  8,098,422
                                                                                           ============     ============

                    See Notes to Financial Statements.



MuniYield Fund, Inc.
April 30, 1998




FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                   For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.              Ended
                                                                  April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              1998       1997       1996        1995       1994
Per Share           Net asset value, beginning of period           $  16.09   $  15.68   $  15.47   $  14.35    $  16.80
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .60       1.24       1.26       1.27        1.29
                    Realized and unrealized gain (loss) on
                    investments--net                                    .07        .65        .23       1.34       (2.23)
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                    .67       1.89       1.49       2.61        (.94)
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                           (.49)     (1.00)     (1.04)     (1.00)      (1.07)
                      Realized gain on investments--net                (.26)      (.22)        --       (.22)       (.23)
                      In excess of realized gain on
                      investments--net                                   --       (.01)        --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions to Common
                    Stock shareholders                                 (.75)     (1.23)     (1.04)     (1.22)      (1.30)
                                                                   --------   --------   --------   --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                         (.09)      (.20)      (.24)      (.23)       (.18)
                        Realized gain on investments--net              (.05)      (.05)        --       (.04)       (.03)
                        In excess of realized gain on
                        investments--net                                 --         --++++     --         --          --
                                                                   --------   --------   --------   --------    --------
                    Total effect of Preferred Stock activity           (.14)      (.25)      (.24)      (.27)       (.21)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of period                 $  15.87   $  16.09   $  15.68   $  15.47    $  14.35
                                                                   ========   ========   ========   ========    ========
                    Market price per share, end of period          $ 15.625   $ 15.875   $ 14.875   $ 14.375    $ 12.125
                                                                   ========   ========   ========   ========    ========

Total Investment    Based on market price per share                   3.09%+++  15.56%     10.88%     29.76%     (20.94%)
Return:**                                                          ========   ========   ========   ========    ========
                    Based on net asset value per share                3.31%+++  11.11%      8.61%     18.00%      (6.71%)
                                                                   ========   ========   ========   ========    ========

Average Net         Expenses                                           .64%*      .64%       .64%       .66%        .66%
Assets:***                                                         ========   ========   ========   ========    ========
                    Investment income--net                            5.32%*     5.48%      5.64%      5.91%       5.76%
                                                                   ========   ========   ========   ========    ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                          $593,654   $596,320   $581,124   $573,400    $531,657
                                                                   ========   ========   ========   ========    ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                 $250,000   $250,000   $250,000   $250,000    $250,000
                                                                   ========   ========   ========   ========    ========
                    Portfolio turnover                               37.92%    111.45%     96.74%     52.99%      44.27%
                                                                   ========   ========   ========   ========    ========

Leverage:           Asset coverage per $1,000                      $  3,375   $  3,385   $  3,324   $  3,294    $  3,127
                                                                   ========   ========   ========   ========    ========

Dividends           Series A--Investment income--net               $    353   $    747   $    894   $    887    $    598
Per Share on                                                       ========   ========   ========   ========    ========
Preferred Stock     Series B--Investment income--net               $    360   $    751   $    897   $    850    $    733
Outstanding:++                                                     ========   ========   ========   ========    ========
                    Series C--Investment income--net               $    299   $    763   $    998   $    827    $    647
                                                                   ========   ========   ========   ========    ========
                    Series D--Investment income--net               $    295   $    762   $    888   $    897    $    659
                                                                   ========   ========   ========   ========    ========
                    Series E--Investment income--net               $    319   $    752   $    875   $    759    $    707
                                                                   ========   ========   ========   ========    ========



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




MuniYield Fund, Inc.
April 30, 1998




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.




MuniYield Fund, Inc.
April 30, 1998




(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1998 were $315,934,496 and $345,486,312, respectively.

Net realized gains for the six months ended April 30, 1998 and net unrealized gains as of April 30, 1998 were as follows:



                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $7,931,223    $60,765,049
Short-term investments                      1             --
                                   ----------    -----------
Total                              $7,931,224    $60,765,049
                                   ==========    ===========


As of April 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $60,765,049, of which $61,751,427 related to appreciated securities and $986,378 related to depreciated securities. The aggregate cost of investments at April 30, 1998 for Federal income tax purposes was $771,145,538.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 1998 increased by 334,709 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1998 were as follows: Series A, 3.80%; Series B, 3.65%; Series C, 3.775%; Series D, 3.66%; and Series E, 3.69%.

For the six months ended April 30, 1998, there were 10,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $127,809 as commissions.


5. Subsequent Event:
On May 7, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080393 per share, payable on May 28, 1998 to shareholders of record as of May 21, 1998.